Exhibit 10.1

Deal CUSIP 74734DAA7

Revolving Credit Facility CUSIP 74734DAC3

FIRST AMENDMENT AGREEMENT

among

QC HOLDINGS, INC., as Borrower

and

THE LENDERS THAT ARE PARTIES HERETO

and

U.S. BANK NATIONAL ASSOCIATION, as Agent and Arranger

OCTOBER 30, 2015

FIRST AMENDMENT AGREEMENT

This First Amendment Agreement (this "Agreement"), is made and entered into as of October 30, 2015, by and between QC HOLDINGS, INC., a Kansas corporation (the "Borrower"), the Lenders that are parties hereto (being hereinafter referred to individually as a "Lender" or collectively as the "Lenders"), and U. S. BANK NATIONAL ASSOCIATION, in its capacity as Agent (the "Agent").

RECITALS

A.                On July 23, 2014, the Borrower, the Lenders and the Agent entered into a Third Amended and Restated Credit Agreement (the "Credit Agreement") pursuant to which the Lenders agreed to make certain revolving and term credit facilities available to the Borrower, and in conjunction therewith, the Borrower executed (i) a Promissory Note (Revolving Loan) dated July 23, 2014, payable to each Revolving Lender, (ii) a Promissory Note (Swingline Loan) dated July 23, 2014, payable to the Swingline Lender and (iii) a Promissory Note (Term Loan) dated September 30, 2011, payable to each of the then Term Loan Lenders. The Revolving Loan Notes and the Swingline Note referenced in this Section A are collectively referred to herein as the "Notes".

B.                 The repayment of the Notes is secured by certain assets of the Borrower and its Subsidiaries referred to as the "Collateral" in the Credit Agreement, which is more particularly described in the Security Agreement, the Pledge Agreement, the Canadian Pledge Agreement, the Negative Pledge Agreement and the Subsidiary Security Agreement (as each term is defined in the Credit Agreement) (collectively, the "Security Instruments").

C.                 The Borrower acknowledges (i) the Lenders are presently the holders of the Notes, (ii) the Borrower's liability to pay the Notes according to their terms, and (iii) the Borrower's obligation to maintain, perform and comply with the terms and conditions of the Loan Documents (as such term is defined in the Credit Agreement).

D.                The parties enter into this Agreement to amend certain terms and conditions of the Credit Agreement.

E.                 Capitalized terms which are not defined herein shall have the meaning such terms are given in the Credit Agreement.

NOW THEREFORE, the Agent, the Lenders and the Borrower for good, sufficient and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:

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1. Amendments to the Credit Agreement. The Credit Agreement is amended as follows:

(a) The definitions of the terms "Applicable Margin" and "Applicable Non-Use Fee Percentage" are deleted and the following definitions are inserted in lieu thereof:

"Applicable Margin" means (i) with respect to Base Rate Loans, 2.00% per annum and (ii) with respect to Libor Rate Loans, 4.00% per annum.

"Applicable Non-Use Fee Percentage" means 0.500% per annum.

(b) The definition of the term "Capital Expenditures" contained in Section 1.01 is deleted and the following definition is inserted in lieu thereof:

"Capital Expenditures" means fifty percent (50%) of depreciation expense as reported in the Borrower's financial statements.

(c) The definition of the term "Daily Floating LIBOR Rate" contained in Section 1.01 is deleted and the following definition is inserted in lieu thereof:

"Daily Floating LIBOR Rate" means the greater of (i) zero percent (0.00%) or (ii) the one-month LIBOR rate quoted by the Agent from Reuters Screen LIBOR01 Page or any successor thereto, which shall be that one-month LIBOR rate in effect and reset each Business Day, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation.

(d) The definition of the term "LIBOR Rate" contained in Section 1.01 is deleted and the following definition is inserted in lieu thereof:

"LIBOR Rate" means, with respect to a LIBOR Rate Loan for the relevant Loan Period, the greater of (i) zero percent (0.00%) or (ii) the applicable interest settlement rate for deposits in Dollar LIBOR appearing on the applicable Reuters Screen LIBOR01 (or on any successor or substitute page on such screen) as of 11:00 a.m. (London time) on the Quotation Date for such Loan Period, and having a maturity equal to such Loan Period, provided that, if the applicable Reuters Screen LIBOR01 for Dollar LIBOR (or any successor or substitute page) is not available to the Agent for any reason, the applicable LIBOR Rate for the relevant Loan Period shall instead be the applicable interest settlement rate for deposits in Dollar LIBOR as reported by any other generally recognized financial information service selected by the Agent as of 11:00 a.m. (London time) on the Quotation Date for such Loan Period, and having a maturity equal to such Loan Period, provided that, if no such interest settlement rate is available to the Agent, the applicable LIBOR Rate for the relevant Loan Period shall instead be the rate determined by the Agent to be the rate at which U.S. Bank or one of its Affiliate banks offers to place deposits in Dollars with first-class banks in the interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Loan Period, in the approximate amount of U.S. Bank’s relevant LIBOR Rate Loan and having a maturity equal to such Loan Period.

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(e) The definition of the term "Operating Cash Flow" contained in Section 1.01 is deleted and the following definition is inserted in lieu thereof:

"Operating Cash Flow" means, for the determination period, the sum of (i) Consolidated EBITDA, plus (ii) Operating Lease Expense, minus (iii) Capital Expenditures, minus (iv) the aggregate amount of all federal, state, local and/or foreign income taxes paid in cash by Borrower and its Subsidiaries, all as determined on a Consolidated basis in accordance with GAAP. For purposes of the foregoing, Capital Expenditures for any Fiscal Year that are funded with the proceeds of Permitted Subordinated Debt, other than the 2011 Subordinated Debt, will be excluded from the determination of Capital Expenditures above; provided, at no time shall Capital Expenditures as a result of such exclusions be less than zero.

(f) The definition of the term "Permitted Acquisition" contained in Section 1.01 is deleted and the following definition is inserted in lieu thereof:

"Permitted Acquisition" means an Acquisition consented to in advance in writing by the Required Lenders.

(g) The following defined terms are added to Section 1.01:

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control, and any successor thereto.

“PATRIOT Act” means USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended from time to time, and any successor statute.

“Sanctioned Country” means a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/sanctions/index.html, or as otherwise published from time to time.

“Sanctioned Person” means (i) a Person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/enforcement/ofac/sdn/index.html, or as otherwise published from time to time, or (ii) (A) an agency of the government of a Sanctioned Country, (B) an organization controlled by a Sanctioned Country, or (C) a Person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.

(h) The definition of the term "Total Leverage Ratio" contained in Section 1.01 is deleted.

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(i) The reference to "Capital Expenditures" in the first sentence of Section 2.01(d) is deleted and a reference to "capital expenditures" is inserted in lieu thereof.

(j) Section 6.19 is added as follows:

6.19 OFAC; Anti-Terrorism Laws.

(a) Neither the Borrower nor any Subsidiary (i) is a Sanctioned Person, (ii) has assets in Sanctioned Countries, or (iii) derives any operating income from investments in, or transactions with, Sanctioned Persons or Sanctioned Countries. No part of the proceeds of any Loan hereunder will be used directly or indirectly to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country.

(b) Neither the making of the Loans hereunder nor the use of the proceeds thereof will violate the PATRIOT Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto. The Borrower and its Subsidiaries are in compliance in all material respects with the PATRIOT Act.

(k) Section 7.01(i) is added as follows:

(i) OFAC, PATRIOT Act Compliance . The Borrower shall, and shall cause each Subsidiary to, (i) refrain from doing business in a Sanctioned Country or with a Sanctioned Person in violation of the economic sanctions of the United States administered by OFAC, and (ii) provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Agent or any Lender in order to assist the Agent and the Lenders in maintaining compliance with the PATRIOT Act.

(l) The provision contained in Section 7.02(b) is deleted and the following provision is inserted in lieu thereof:

(b) Fixed Charge Coverage Ratio. Permit or suffer the Fixed Charge Coverage Ratio, determined for the Borrower and its Subsidiaries on a Consolidated basis as of the end of each fiscal quarter of the Borrower commencing with the fiscal quarter ending September 30, 2015, to be less than 1.15 to 1.00.

(m) The provision contained in Section 7.02(c) is deleted and the following provision is inserted in lieu thereof:

(c) Senior Leverage Ratio. Permit or suffer the Senior Leverage Ratio, determined for the Borrower and its Subsidiaries on a Consolidated basis as of the end of each fiscal quarter of the Borrower after the Closing Date (for the twelve (12) month period then ending), to exceed (i) 1.50 to 1.00 for the fiscal quarter ending September 30, 2015, (ii) 2.00 to 1.00 for the fiscal quarter ending December 31, 2015 and (iii) 1.50 to 1.00 for each fiscal quarter ending thereafter.

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(n) The provision contained in Section 7.02(k) is deleted and the following provision is inserted in lieu thereof:

(k) Restricted Payments. Make or commit to make (i) any Distribution, or (ii) the redemption, repurchase, retirement or other acquisition of (or the setting a part of any sum in respect of any of the foregoing actions) shares of capital stock of the Borrower or warrants, rights or options to purchase or acquire shares of any capital stock of the Borrower (other than an exchange of capital stock of the Borrower for other shares of capital stock of the Borrower).

(o) Exhibit G to the Credit Agreement is deleted and Exhibit G attached hereto is inserted in lieu thereof.

(p) Schedule 2.01 is deleted and Schedule 2.01 to this Agreement is inserted in lieu thereof.

3. Conditions Precedent. It shall be a condition precedent to the effectiveness of this Agreement that (i) all amounts due and payable under the Notes as of the execution date shall have been paid, (ii) no Event of Default shall exist under the Notes, the Credit Agreement, or any other Loan Document, (iii) the Agent shall have received the consent of each Lender to the extent such consent is required pursuant to the Credit Agreement, (iv) the Borrower shall have paid an amendment fee to the Agent for the benefit of the Lenders as required by a separate fee letter dated October 30, 2015 between the Borrower and the Agent, and (v) the Agent and the Lenders shall have received such other items as they may reasonably request.

4. Representations and Warranties. The Borrower hereby represents and warrants that (i) it has the authority to enter into this Agreement and, upon execution by the Borrower, this Agreement shall be an enforceable obligation of the Borrower, (ii) all representations and warranties made by the Borrower in the Credit Agreement and the other Loan Documents are true and correct as of the date of this Agreement, (iii) there have been no amendments or modifications to the Borrower's organizational documents since such documents were certified and/or delivered to the Lender in connection with the closing of the Loan, and (iv) no Default or Event of Default currently exists under the Loan Documents.

5. No Other Amendments. Except as expressly set forth herein, or necessary to incorporate the modifications and amendments herein, all the terms and conditions of the Notes, the Credit Agreement, the Security Instruments, and the other Loan Documents shall remain unmodified and in full force and effect, and the Borrower confirms, reaffirms and ratifies all such documents and agrees to perform and comply with the terms and the conditions of the Loan Documents, as amended herein.

6. No Impairment. Nothing in this Agreement shall be deemed to or shall in any manner prejudice or impair the Loan Documents, or any security granted or held by the Lenders for the indebtedness evidenced by the Notes.

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7. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Kansas.

9. Waiver of Claims and Defenses. The Borrower hereby waives and releases any and all claims, defenses or rights of set-off, known or unknown, against the Agent or any Lender existing as of the execution date of this Agreement, which in any manner arise out of or relate to any Loan Document.

10. Fees and Expenses. The Borrower agrees to pay and reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, execution, filing, enforcement and administration of this Agreement including, without limitation, the fees and expenses of counsel to the Agent.

11. Counterparts. This Agreement may be executed in counterparts and when combined all such counterparts shall constitute one agreement.

12. Waiver of Jury Trial. Any controversy or claim between or among the parties hereto arising out of or relating to this Agreement shall be controlled by the provisions with respect to waiver of trial by jury contained in the Loan Documents previously delivered by such parties.

13. NO ORAL AGREEMENTS. THIS IS THE FINAL EXPRESSION OF THE CREDIT AGREEMENT BETWEEN THE BORROWER, THE AGENT AND THE LENDERS AND SUCH WRITTEN CREDIT AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL AGREEMENT OR OF A CONTEMPORANEOUS ORAL CREDIT AGREEMENT BETWEEN THE BORROWER, THE AGENT AND LENDERS.

ANY ADDITIONAL NON-STANDARD TERMS OF THE CREDIT AGREEMENT AND THE REDUCTION TO WRITING OF ANY PREVIOUS ORAL CREDIT AGREEMENT BETWEEN THE BORROWER, THE AGENT AND LENDERS IS SET FORTH IN THE SPACE BELOW:

NONE

BORROWER, THE AGENT AND LENDERS AFFIRM THAT NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN THEM EXISTS.

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Please initial
	Borrower	Agent	U.S. Bank

	BOKF	Enterprise

	Pulaski	United

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, the Agent, the Borrower and the Lenders have executed this Agreement as of the day and year first above written.

AGENT:

U.S. BANK NATIONAL ASSOCIATION

By:
Colleen S. Hayes
Vice President

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IN WITNESS WHEREOF, the Agent, the Borrower and the Lenders have executed this Agreement as of the day and year first above written.

BORROWER:

QC HOLDINGS, INC.,
a Kansas corporation

By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

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IN WITNESS WHEREOF, the Agent, the Borrower and the Lenders have executed this Agreement as of the day and year first above written.

LENDERS:

U. S. BANK NATIONAL ASSOCIATION

By:	/s/ Colleen S. Hayes
Colleen S. Hayes
Vice President

BOKF, N.A. d/b/a BANK OF KANSAS CITY

By:
Name:
Title:

ENTERPRISE BANK & TRUST

By:
Name:
Title:

PULASKI BANK

By:
Name:
Title:

UNITED COMMUNITY BANK

By:
Name:
Title:

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ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS/PLEDGORS

Each of the undersigned guarantors and/or pledgors of collateral with respect to the obligations of the Borrower to the Agent and the Lenders hereby (i) acknowledge and consent to the terms of the foregoing First Amendment Agreement, (ii) represents and warrants to the Agent and the Lenders that there exists no default or event of default under any document delivered by it to the Agent or the Lenders with respect to the Loans and (iii) reaffirms and ratifies the full force and effect of any guaranty agreement, security instrument or pledge agreement delivered by it in connection with the Loans.

Executed as of October 30, 2015

QC Financial Services, Inc.,
a Missouri corporation

	By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

QC Properties, LLC,
a Kansas limited liability company

	By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Manager

QC Financial Services of California, Inc.,
a California corporation

	By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

QC Financial Services of Texas, Inc.,
a Kansas corporation

	By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

QC Advance, Inc.,
a Missouri corporation

	By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

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Cash Title Loans, Inc.,
a Missouri corporation

By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

E Check Advance of South Carolina, LLC, a Tennessee limited liability company

By:	/s/ Darrin J. Andersen
Darrin J. Andersen
Manager

QC Auto Services, Inc.,
a Kansas corporation

By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

QC Loan Services, Inc.,
a Kansas corporation

By:	/s/ Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

QC E-Services, Inc.,
a Kansas corporation

By:	Douglas E. Nickerson
Douglas E. Nickerson
Chief Financial Officer

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